Commitments and Other Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Other Contingencies
Commitments and Other Contingencies
We lease timberland, facilities and equipment under non-cancelable long-term operating lease agreements. In addition, we have various obligations under other office space and equipment leases of less than one year. Lease expense on timberland was $382,000 in 2012, $349,000 in 2011 and $289,000 in 2010. Rent expense on facilities and equipment was $2,115,000 in 2012, $2,000,000 in 2011 and $2,048,000 in 2010. Future minimum rental commitments under non-cancelable operating leases having a remaining term in excess of one year are: 2013 — $2,742,000; 2014 — $2,763,000; 2015 — $2,687,000; 2016 — $2,315,000; 2017 — $2,242,000 and thereafter —$4,292,000.
We have 13 years remaining on a 65-year timber lease associated with about 16,000 acres. At year-end 2012, the remaining contractual obligation for this lease is $4,801,000. In addition, we have 5 years remaining on groundwater leases of about 20,000 acres. At year-end 2012, the remaining contractual obligation for these groundwater leases is $2,454,000.
In 2008, we entered into a 10-year operating lease for approximately 32,000 square feet in Austin, Texas, which we occupy as our corporate headquarters. This lease contains predetermined fixed increases of the minimum rental rate during the initial lease term and a construction allowance for leasehold improvements. The remaining contractual obligation for this lease is $7,794,000.
We may provide performance bonds and letters of credit on behalf of certain ventures that would be drawn on due to failure to satisfy construction obligations as general contractor or for failure to timely deliver streets and utilities in accordance with local codes and ordinances. In connection with our unconsolidated venture operations, we have provided performance bonds and letters of credit aggregating $26,630,000 at year-end 2012.